

SUPERIOR
DRILLING PRODUCTS

Second Quarter 2019

Preliminary Financial Results Conference Call

August 1, 2019

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides and the accompanying oral presentation contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, other than statements of historical facts. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan", and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include statements regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, expectation for financial performance in 2019, our success in the Middle East, the opportunities to expand channels to market in North America, the Company's financial position, market success with specialized tools, effectiveness of our sales efforts, success at developing future tools, the Company's effectiveness at executing our business strategy and plans, statements regarding the Company's intent to restate prior consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the anticipated timing for filing the restated financial information and related matters. These statements reflect the beliefs and expectations of the Company at this time and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, market conditions for the global oil & gas industry, success at expansion in the Middle East, options available for market channels in North America, commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; the risk that the process of preparing the restated consolidated financial statements or other subsequent events would require the Company to make additional adjustments to its financial statements and the time and effort required to complete the restatement of its consolidated financial statements and file the restated financial information, and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and are described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.



SUPERIOR DRILLING PRODUCTS

TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Q2 2019 Operational Highlights

Made great progress in Middle East

- Serving three leading oil field services companies
  - *Authorized providers for a national oil company*
- Strong progress despite religious holiday impact
- Added three new staff to the technical team

Expanded relationship with Baker Hughes reaping benefits

- Strong Contract Services revenue from refurbishing more bits and other tools combined with custom manufacturing
- Strider Technology™ oscillation system performing in Alaska

Drill-N-Ream® well bore conditioning tools ("DNR") gaining new customers while maintaining strong market position

- Added major oil company customers

2H 2019 Progress

July was the best month in DNR's history

Expect to benefit from international expansion

- DNR runs per month increasing measurably
- Two 16 - inch DNR's going downhole next week
- Getting attention outside of Gulf Coast countries

Expanding relationship with legacy customer to partner on new opportunities and expedite global market penetration





Christopher Cashion

Chief Financial Officer

REVENUE

Compared with prior-year period unless otherwise noted

($ in millions)



$5.4
$4.1
$1.3
2Q18
$4.8
$3.4
$1.4
3Q18
$3.5
$2.2
$1.3
4Q18
$5.0
$3.4
$1.6
1Q19
$4.5
$2.6
$2.0
2Q19



$15.6
$10.6
$5.0
2017
$18.2
$13.1
$5.1
2018
$17.8
$11.6
$6.3
2Q19 TTM
Contract Services Revenue
Tool Revenue

Numbers may not sum due to rounding

Q2 2019 revenue down $0.9 million, or 15.8%, in quarter vs prior-year period

- Contract Services up $0.6 million, or 46.4% due to expanded relationship with long-time customer
- Tool Revenue down $1.5 million, or 36.5% from lower tool sales in the U.S.

Trailing twelve month revenue dampened by unusually weak fourth quarter in 2018

TOOL REVENUE

Compared with prior-year period unless otherwise noted
($ in millions)

Total tool revenue down $1.5 million in the quarter

- Tool rentals in the Middle East partially offset lower tool sales in the U.S.

In discussions to broaden North America channel to market

- Current distributor adding major oil companies as customers
  - *Has strong Permian Basin market share estimated at ~25 - 30%*



Tool Revenue by Category
($ in thousands)
$4.1
$2.5
$1.5
2Q18
$3.4
$1.7
$1.7
3Q18
$2.2
$0.4
$1.8
4Q18
$3.4
$1.8
$1.7
1Q19
$2.6
$1.0
$1.6
2Q19
$10.6
$6.7
$3.9
2017
$13.1
$6.6
$6.6
2018
$11.6
$4.8
$6.7
2Q19 TTM
Other Related Tool Revenue*
Tool Sales / Rental

*Other Related Tool Revenue is comprised of royalty, maintenance and repair fees

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

INVESTMENTS IN GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)

Operating Expenses



$4.3
$0.9
$1.4
$1.9
$4.5
$0.9
$1.9
$1.7
$4.7
$0.9
$2.1
$1.7
$5.1
$1.0
$2.1
$2.0
$4.8
$0.9
$1.8
$2.0
2Q18
3Q18
4Q18
1Q19
2Q19



$15.4
$3.7
$5.7
$6.0
$17.9
$3.8
$7.1
$7.1
$19.1
$3.8
$7.9
$7.4
2017
2018
2Q19 TTM
Cost of Revenue
S G & A
D & A

SG&A increased $0.4 million with investments in growth

- International expansion
- Higher compensation expense
- Higher professional services

Cost of revenue as a percent of sales increased to 44.3% from 36.0%

- Lower absorption due to lower volumes
- International start up investments
- New repair facility in Abilene, TX
- Impairment of obsolete inventory

Depreciation increasing from expansion of rental tool fleet; Intangible amortization decreased starting in 2Q 2019

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

STRONG OPERATING LEVERAGE

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**



GAAP Net Income
Adjusted Net Income
$1,512
$912
$728
$128
$348
($1,081)
$442
($246)
$332
($397)
2Q18
3Q18
4Q18
1Q19
2Q19



($4,658)
($7,646)
$3,171
($58)
$1,850
($1,597)
2017
2018
2Q19 TTM

*Adjusted EBITDA**



$2,133
39.5%
$1,365
28.6%
$219
6.3%
$1,194
23.7%
$1,074
23.6%
2Q18
3Q18
4Q18
1Q19
2Q19



(15.4)%
($2,395)
$4,957
27.2%
$3,852
21.6%
2017
2018
2Q19 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

STRENGTHENING BALANCE SHEET

($ in millions)

Cash and Equivalents



$2.4
$4.3
$4.3
$3.2
12/31/2017
12/31/2018
3/31/2019
6/30/2019

Total Debt



$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
$9.9
$4.5
$5.4
12/31/2016
12/31/2017
12/31/2018
6/30/2019
All Other Debt
Hard Rock Note

Cash from operations break even in Q2 2019

Capital Priorities:

1. Organic Growth: Capex of $565k

- Investments to build tool fleet
- Deposits on two new machining centers

2. Debt Reduction

- Total debt down $1.0 million since 12/31/18

Financial flexibility

- $3.5 million ABL revolver

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Restatement of Financials

Restating prior periods to write off Tronco loan

Non-cash charge of $7.7 million in 3Q 2017

- Asset represented the "Tronco Loan" acquired after IPO in May 2014
- Borrower, Tronco Energy Corporation, related through common control

No impact to revenue, operating costs, or cash flow

- Reduced assets and shareholders' equity
- Adjusted interest income recognition

Continuing effort to collect on loan

- Holding 8.3 million shares of common stock as collateral
- Will be recorded as a recovery as payments are collected

SUPERIOR DRILLING PRODUCTS

2019 Updated Guidance*

Revenue:	$19 million to $20 million	*Reduced due to depressed O&G rig count in U.S.*
Gross margin:	58% to 61%	*Impacted by lower volume expectations*
SG&A expenses:	$7.5 million to $8.0 million	*Cost management*
D&A:	~ $3.5 million	*Lower run rate from lower amortization expense*
Interest Expense:	~ $800 thousand	*Relatively unchanged*
Capital Expenditures:	~ $3.0 to $3.5 million	*Addresses expected tool fleet build out both Middle East and U.S.*

**2019 Guidance provided August 1, 2019*

SUPERIOR DRILLING PRODUCTS



Supplemental Information

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
GAAP Net Income (Loss)	$ 912,960	$ 127,705	$ (1,081,287)	$ (245,876)	$ (397,424)
Add back:					
Atypical bonus expense	-	-	716,786	88,200	88,200
Inventory impairment	-	-	116,396	-	136,000
Intangible amortization	600,000	600,000	600,000	600,000	505,000
Tax effect	-	-	(3,640)	-	-
Non-GAAP Adjusted Net Income (Loss)	$ 1,512,960	$ 727,705	$ 348,255	$ 442,324	$ 331,776

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended		
	December 31, 2017	December 31, 2018	June 30, 2019 TTM
GAAP Net Income (Loss)	$ (7,645,917)	$ (58,375)	$ (1,596,882)
Add back:			
Atypical bonus expense	587,500	716,786	893,186
Inventory impairment	-	116,396	252,396
Intangible amortization	2,400,000	2,400,000	2,305,000
Tax effect	-	(3,870)	(3,640)
Non-GAAP Adjusted Net Income(Loss)	$ (4,658,417)	$ 3,170,937	$ 1,850,060

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
GAAP net income (loss)	$ 912,960	$ 127,705	$ (1,081,287)	$ (245,876)	$ (397,424)
Add back:					
Depreciation and amortization	941,683	942,473	940,048	1,011,105	930,410
Impairment of assets	-	-	-	-	136,000
Interest expense (income), net	174,624	162,576	(181,685)	159,049	194,810
Share-based compensation	103,327	131,867	146,745	181,852	136,115
Net non-cash compensation	-	-	377,746	88,200	88,200
Loss (gain) on sale or disposition of assets	-	-	14,013	-	(14,147)
Income tax expense	-	-	3,640	-	-
Non-GAAP adjusted EBITDA[1]	$ 2,132,594	$ 1,364,621	$ 219,220	$ 1,194,330	$ 1,073,964
GAAP Revenue	$ 5,398,923	$ 4,765,361	$ 3,480,635	$ 5,036,346	$ 4,543,442
Non-GAAP EBITDA Margin	*39.5%*	*28.6%*	*6.3%*	*23.7%*	*23.6%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Twelve Months Ended		
	December 31, 2017	December 31, 2018	June 30, 2019 TTM
GAAP net income (loss)	$ (7,645,917)	$ (58,375)	$ (1,596,882)
Add back:			
Depreciation and amortization	3,676,598	3,760,231	3,824,036
Interest expense, net	559,064	340,927	334,750
Share-based compensation	612,851	518,956	596,579
Net non-cash compensation	414,497	377,746	554,146
Impairment of assets	-	-	136,000
(Gain) loss on sale or disposition of assets	(12,167)	14,013	(134)
Income tax (benefit) expense	-	3,640	3,640
Non-GAAP adjusted EBITDA[1]	$ (2,395,074)	$ 4,957,138	$ 3,852,135
GAAP Revenue	$ 15,595,659	$ 18,245,212	$ 17,825,785
Non-GAAP EBITDA Margin	*(15.4)%*	*27.2%*	*21.6%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS